UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 4, 2008

Date of Report
(Date of earliest event reported)
HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25826	77-0201147

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
549 Baltic Way
Sunnyvale, CA 94089
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers
On February 4, 2008, the Compensation and Equity Ownership Committee of the Board of Directors of Harmonic Inc. (“Harmonic” or the “Company”) approved the adoption of the Harmonic 2008 Key Contributor Bonus Plan (the “Plan”), which is an incentive bonus plan for the Company’s key employees, including certain executive officers, for 2008. A summary of the Plan appears on Exhibit 10.1 hereto, which is incorporated by reference herein.
Item 9.01. Exhibits
Exhibits.

Exhibit Number	Description

10.1	Summary of Harmonic 2008 Key Contributor Bonus Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONIC INC.
Date: February 8, 2008	By:	/s/Robin N. Dickson
Robin N. Dickson
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Summary of Harmonic 2008 Key Contributor Bonus Plan.